UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23101

American Funds Strategic Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Brian C. Janssen

American Funds Strategic Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Strategic Bond FundSM

Annual report for the year ended December 31, 2019

Our distinctive
approach relies
on flexibility in the
pursuit of enhanced
long-term results

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Strategic Bond Fund seeks to provide maximum total return consistent with the preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2021. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment results and net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2020, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.05% (without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Summary investment portfolio

11	Financial statements

35	Board of trustees and other officers

Fellow investors:

As the U.S. Federal Reserve and other central banks around the world loosened policy, assets rallied broadly in 2019. Fixed income returns were strong across bond sectors as yields fell.

For the 12 months ended December 31, 2019, American Funds Strategic Bond Fund returned 7.84%, with all distributions reinvested. By comparison, the unmanaged Bloomberg Barclays U.S. Aggregate Index — the core bond benchmark that the fund seeks to outpace — returned 8.72%. The fund’s peer group, the Lipper Core Plus Bond Funds Average, gained 9.30%.

During the 12-month period, the fund paid dividends totaling 10 cents a share, resulting in an income return of 1.02% for those investors who reinvested dividends or took them in cash.

Bond market overview

Virtually every corner of financial markets saw solid returns in 2019. Both equities and fixed income rallied sharply, making for an unusual year. Although modest bouts of volatility struck related to trade, geopolitics and other factors, central bankers instilled investors with confidence that monetary policy would ease as needed if economic indicators began to deteriorate. To that end, the Fed started the year by pausing its rate hike campaign in response to market turbulence at the end of 2018. It began cutting the federal funds rate over the summer. It reduced the rate by 25 basis points three times to end the year with the target in a range of 1.50% to 1.75%.

Longer term yields also declined over the course of the year, with the benchmark 10-year U.S. Treasury falling by 77 basis points to end the year at 1.92%. Although yields were lower for all maturities, shorter term Treasury yields fell by a greater magnitude than longer term yields, indicating a modest steepening of the yield curve.

Bond sectors rallied across the board. Corporate bonds saw particularly significant gains, with returns exceeding 14% for both investment-grade (BBB/Baa

Results at a glance

For periods ended December 31, 2019, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
			Lifetime
	1 year	3 years	(since 3/18/16)

American Funds Strategic Bond Fund (Class A shares)	7.84%	3.73%	3.45%
Bloomberg Barclays U.S. Aggregate Index*	8.72	4.03	3.23
Lipper Core Plus Bond Funds Average†	9.30	4.17	3.91

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Strategic Bond Fund	1

The market’s evolving rate hike expectations

In 2019, a gradually stabilizing economic picture led investors to ultimately conclude that the Fed is unlikely to do much hiking or cutting over the next few years.

Data based on federal funds rate futures at quarter-end and assumes that each hike or cut is 25 basis points.

Source: Bloomberg. As of 12/31/19.

and above) and high-yield corporates. These strong results were due in part to strong investor demand that overcame increased supply, as corporate issuance rose 6% over 2018 levels. The spread between investment-grade corporate bonds and Treasuries — the premium investors receive for taking credit risk — tightened by 60 basis points to end the year at 93 basis points on an option-adjusted basis. Modestly higher inflation expectations led Treasury Inflation-Protected Securities (TIPS) to gain 8.43%, outpacing nominal Treasuries.

Fixed income’s strong results came amid a backdrop of a U.S. economy sending mixed signals. Although in the late part of its economic cycle, any weakness seen in industries like manufacturing appear more likely part of a mini-cycle than a sign of imminent recession. Other indicators suggest that growth will continue. For example, the U.S. unemployment rate remains near historical lows at just 3.5% at the end of 2019. Consumer confidence was also very strong.

Most of the same risks on investors’ minds in 2018 persisted in 2019. That included the outcome of trade negotiations between the U.S. and its big trade partners like China. Geopolitical issues such as the U.K.’s exit from the European Union also loomed. Still, these factors mostly caused temporary bouts of volatility, with global fixed income and emerging markets debt sharing in the broader rally in risk assets.

Inside the portfolio

The fund maintained its strategy of focusing its investments on high-conviction interest rate and credit strategies, consisting largely of high-quality assets such as U.S. Treasuries and investment-grade bonds. It also invested in other sectors to a lesser extent, such as high-yield corporate bonds and emerging markets debt. Because these and other bond sectors flourished in 2019, the fund experienced robust returns.

However, the fund lagged its benchmark after fees. Managers were active in terms of relative duration positioning. Duration is a measure of interest rate risk exposure.

Throughout the year, we increased or cut our exposure to different maturity profiles of the yield curve based on our shifting interest rate expectations and valuation research.

Managers held a view that the Treasury yield curve would steepen, meaning that the difference between the yield of bonds with longer and shorter maturities would increase. For much of the year the opposite outcome occurred: the spread between yields of Treasuries with longer and shorter maturities tightened. However, toward the end of the year, the curve steepened. Curve and duration positioning together produced a net positive contribution to relative results.

Along with Treasuries, the fund’s duration and curve strategy also utilized interest rate and overnight index swaps. These instruments were used to express views about how managers believed yields were likely to move at different maturity profiles along the Treasury curve and in relation to other swaps. Although the use of swaps acted as a headwind to relative results, it only partially offset the positive net contribution of the broader duration and curve strategy.

Overall, credit lifted returns. We made modest out-of-index investments in high-yield bonds, which were hedged with credit default swaps to limit the position’s overall risk exposure. This sector experienced very strong returns, which helped results. The portfolio, however, had less exposure to investment-grade corporates than the index, net of derivatives hedging. This sector also had very solid returns, which resulted in a negative impact on the fund relative to the index from a sector strategy standpoint. Despite that

2	American Funds Strategic Bond Fund

outcome, good security selection limited the negative impact of the portfolio’s investment-grade exposure on results.

The fund held an out-of-index position in TIPS during the year. This investment helped results, as rising inflation expectations lifted the value of these securities. The portfolio had a smaller concentration of mortgage bonds than its benchmark. This detracted from results when this sector benefited amid the broader rally in riskier assets.

Finally, an allocation to emerging markets debt was a significant positive driver of relative results. The fund held a large allocation to the sector at the beginning of the year, skewed more toward high-yield local currency debt and trimmed this exposure throughout the year.

Looking ahead

Although some indicators remain mixed, the U.S. economy is likely to maintain its current path of modest growth, absent any major unexpected shocks knocking it off course. Persistent risks, such as geopolitics, trade disputes and a slowing Chinese economy, remain a concern. However, resilient consumers and dovish monetary policymakers should be enough to prevent a recession in the near-term.

That positive backdrop should create a floor on downside risk for assets, but investors should not expect gains in 2020 to match their lofty levels of 2019. The economic environment remains conducive for positive results in fixed income, but upside potential is also limited: markets have already priced in those positive factors such as easy central bank policy and confident consumers. Moreover, valuations for corporate bonds and other risk assets appear very high from a historical perspective. Finally, the tailwind from a rate-cutting Fed is unlikely to help in 2020, as the Fed appears to be on hold unless conditions begin to deteriorate materially or inflation rises sharply.

From a duration perspective, that probably means more volatility is likely in the longer dated end of the Treasury yield curve. If growth continues as expected, the curve should steepen somewhat further, with yields on longer term Treasuries rising. However, if growth wanes, a flight-to-safety would lead to falling yields on that long end of the curve.

Despite a positive economic backdrop, credit risk offers little compensation and managers therefore continue to be cautious. As a result, we will rely on our research analysts to shine a light on securities or sectors that appear to provide better relative value. We will also continue to reduce exposure to sectors that we believe have become overvalued. Lastly, we’ll look to bonds that we think will provide stronger results at this late stage in the economic cycle. Those include bonds issued by consumer staple companies, health care firms and selected energy credits. We are also likely to pursue shorter dated, higher quality corporates in industries that are naturally defensive while avoiding bonds that could face downgrade if growth sags.

In this market we view occasional bouts of volatility that may occur, such as market jitters surrounding possible political change in a U.S. election year, as opportunities to add to our credit exposure. Such short-term episodes will cheapen some bonds relative to what we see as their fair value over the longer run. American Funds Strategic Bond Fund will continue to rely on fundamental research to determine which opportunities look most attractive in its core-plus framework based on managers’ economic expectations.

We appreciate your support.

Cordially,

David A. Hoag

President

February 12, 2020

For current information about the fund, visit capitalgroup.com.

American Funds Strategic Bond Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has fared (for the period March 18, 2016, to December 31, 2019, with distributions reinvested).

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625  1. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Refinitiv Lipper. Results of the Lipper Core Plus Bond Funds Average do not reflect any sales charges. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[3]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	For the period March 18, 2016 (commencement of operations), through March 31, 2016.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2019)*

	1 year	Lifetime (since 3/18/16)

Class A shares	3.82%	2.41%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.94% for Class A shares as of the prospectus dated March 1, 2020 (unaudited).

The net expense ratio is 0.92%. Expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2021. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment results and net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

4	American Funds Strategic Bond Fund

Summary investment portfolio December 31, 2019

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	57.20%
AAA/Aaa	.57
AA/Aa	2.24
A/A	8.58
BBB/Baa	14.16
Below investment grade	11.46
Other	.02
Short-term securities & other assets less liabilities	5.77

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 94.21%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 57.20%
U.S. Treasury 30.99%
U.S. Treasury 1.50% 2022	$4,000	$3,990
U.S. Treasury 1.75% 2024[1]	64,326	64,540
U.S. Treasury 1.75% 2024	60,401	60,599
U.S. Treasury 1.75% 2026	77,000	76,573
U.S. Treasury 1.75% 2029[1]	84,151	82,869
U.S. Treasury 2.375% 2049[1]	13,700	13,655
U.S. Treasury 1.50%–3.13% 2024–2049	8,890	8,847
		311,073

U.S. Treasury inflation-protected securities 26.21%
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	212,128	213,491
U.S. Treasury Inflation-Protected Security 0.25% 2029[2]	34,204	34,583
U.S. Treasury Inflation-Protected Security 2.125% 2041[1,2]	3,055	4,032
U.S. Treasury Inflation-Protected Security 1.00% 2046[1,2]	1,727	1,903
U.S. Treasury Inflation-Protected Security 1.00% 2048[1,2]	8,244	9,142
		263,151

Total U.S. Treasury bonds & notes		574,224

Corporate bonds & notes 29.52%
Health care 5.62%
AbbVie Inc. 2.60% 2024[3]	3,800	3,826
AstraZeneca PLC 3.375% 2025	3,600	3,825
Bristol-Myers Squibb Co. 3.40% 2029[3]	3,797	4,061
Centene Corp. 4.25% 2027[3]	3,335	3,437
Centene Corp. 4.625% 2029[3]	2,990	3,157
Takeda Pharmaceutical Co., Ltd. 5.00% 2028	5,405	6,294
Teva Pharmaceutical Finance Co. BV 2.80% 2023	4,585	4,262

American Funds Strategic Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Health care (continued)
Teva Pharmaceutical Finance Co. BV 6.00% 2024	$5,710	$5,790
Teva Pharmaceutical Finance Co. BV 6.75% 2028	2,100	2,136
Valeant Pharmaceuticals International, Inc. 9.25% 2026[3]	2,680	3,083
Other securities		16,503
		56,374

Energy 4.68%
Cheniere Energy, Inc. 3.70% 2029[3]	4,974	5,078
Noble Energy, Inc. 3.25% 2029	4,500	4,541
Petróleos Mexicanos 4.50% 2026	2,800	2,796
Other securities		34,571
		46,986

Industrials 3.05%
Beacon Roofing Supply, Inc. 4.875% 2025[3]	3,100	3,122
FXI Holdings, Inc. 12.25% 2026[3]	2,800	2,921
Union Pacific Corp. 3.95% 2059	3,000	3,151
Other securities		21,418
		30,612

Financials 2.74%
Danske Bank AS 3.875% 2023[3]	4,600	4,777
JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)[4]	3,949	3,948
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[4]	3,675	3,722
Prudential Financial, Inc. 3.70% 2051	2,600	2,735
Wells Fargo & Co. 2.406% 2025 (3-month USD-LIBOR + 0.82% on 10/30/2024)[4]	2,850	2,852
Other securities		9,427
		27,461

Consumer staples 2.61%
Philip Morris International Inc. 3.375% 2029	3,810	3,999
Other securities		22,205
		26,204

Information technology 2.43%
Broadcom Inc. 4.75% 2029[3]	5,860	6,413
PayPal Holdings, Inc. 2.40% 2024	4,400	4,446
Other securities		13,537
		24,396

Materials 2.40%
First Quantum Minerals Ltd. 6.50% 2024[3]	3,350	3,365
Other securities		20,757
		24,122

Consumer discretionary 2.09%
Sands China Ltd. 5.40% 2028	3,500	3,955
Scientific Games Corp. 8.25% 2026[3]	2,795	3,087
Other securities		13,973
		21,015

Utilities 1.90%
Edison International 3.125% 2022	2,800	2,844
Edison International 3.55%–5.75% 2024–2028	4,400	4,610
Southern California Edison Co. 2.85%–4.13% 2029–2048	2,801	2,852
Other securities		8,810
		19,116

Communication services 1.36%
Netflix, Inc. 4.875% 2030[3]	4,363	4,439
Other securities		9,227
		13,666

Real estate 0.64%
Other securities		6,400

Total corporate bonds & notes		296,352

6	American Funds Strategic Bond Fund

	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 3.42%
Brazil (Federative Republic of) 6.00% 2055[2]	BRL	7,281	$2,666
Honduras (Republic of) 8.75% 2020		$2,529	2,669
India (Republic of) 7.61% 2030	INR	367,000	5,386
India (Republic of) 7.88% 2030		333,000	4,982
Japan, Series 20, 0.10% 2025[2]		¥510,000	4,781
United Kingdom 0.125% 2041[2]		£2,458	5,036
Other securities			8,762
			34,282

Mortgage-backed obligations 1.86%
Commercial mortgage-backed securities 1.52%
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class B, 4.242% 2049[5,6]		$4,000	4,255
GS Mortgage Securities Corp. II, Series 2014-GC18, Class B, 4.885% 2047[5,6]		3,000	3,124
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, 4.534% 2058[5,6]		4,000	4,213
Other securities			3,738
			15,330

Collateralized mortgage-backed obligations (privately originated) 0.34%
Other securities			3,387

Total mortgage-backed obligations			18,717

Municipals 1.55%
Other 1.55%
Other securities			15,516
			15,516

Asset-backed obligations 0.66%
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[3,5]		3,940	4,138
Other securities			2,528
			6,666

Total bonds, notes & other debt instruments (cost: $931,608,000)			945,757

Preferred securities 0.02%		Shares
Consumer discretionary 0.02%
Other securities			234

Total preferred securities (cost: $132,000)			234

Short-term securities 5.03%
Money market investments 4.40%
Capital Group Central Cash Fund 1.73%[7]		442,144	44,215

	Principal amount (000)
Other short-term securities 0.63%
Nigerian Treasury Bill 12.14% due 2/27/2020	NGN	2,311,000	6,275

Total short-term securities (cost: $50,135,000)			50,490
Total investment securities 99.26% (cost: $981,875,000)			996,481
Other assets less liabilities 0.74%			7,422

Net assets 100.00%			$1,003,903

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

American Funds Strategic Bond Fund	7

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security that was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security that was valued under fair value procedures was $1,174,000, which represented .12% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,759,000, which represented .18% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 12/31/2019[9] (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
30 Day Federal Funds Futures	Long	636	January 2020	$265,021	$260,907	$(167)
90 Day Euro Dollar Futures	Long	1,709	March 2021	427,250	420,585	(250)
2 Year U.S. Treasury Note Futures	Short	4	April 2020	(800)	(862)	1
5 Year Euro-Bobl Futures	Long	449	March 2020	€44,900	67,302	(173)
5 Year U.S. Treasury Note Futures	Long	2,026	April 2020	$202,600	240,303	(833)
10 Year Euro-Bund Futures	Long	102	March 2020	€10,200	19,506	(180)
10 Year Ultra U.S. Treasury Note Futures	Long	233	March 2020	$23,300	32,784	(394)
10 Year U.S. Treasury Note Futures	Short	4	March 2020	(400)	(514)	4
20 Year U.S. Treasury Bond Futures	Short	122	March 2020	(12,200)	(19,021)	464
30 Year Euro-Buxl Futures	Long	86	March 2020	€8,600	19,137	(533)
30 Year Ultra U.S. Treasury Bond Futures	Short	128	March 2020	$(12,800)	(23,252)	586
						$(1,475)

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)

JPY789,185	USD7,288	UBS AG	1/6/2020	$(22)
USD5,888	MXN115,000	Goldman Sachs	1/6/2020	(190)
MXN40,000	USD2,049	Barclays Bank PLC	1/7/2020	65
CAD2,948	USD2,218	HSBC Bank	1/7/2020	52
USD2,112	MXN40,000	Goldman Sachs	1/7/2020	(2)
COP21,289,000	USD6,162	Citibank	1/9/2020	311
USD7,931	KRW9,269,600	Citibank	1/9/2020	(86)
USD9,974	INR720,000	Standard Chartered Bank	1/9/2020	(104)
USD3,824	BRL16,130	JPMorgan Chase	1/9/2020	(184)
USD1,332	EUR1,200	HSBC Bank	1/13/2020	(15)
USD1,245	CAD1,648	JPMorgan Chase	1/13/2020	(24)
USD3,112	SGD4,230	Standard Chartered Bank	1/13/2020	(33)
USD1,916	MXN37,010	Barclays Bank PLC	1/13/2020	(38)
USD2,633	SEK25,000	UBS AG	1/13/2020	(38)
NZD7,470	USD4,890	Citibank	1/14/2020	140
USD2,053	JPY222,261	Bank of New York Mellon	1/14/2020	6
USD5,006	NZD7,470	Goldman Sachs	1/14/2020	(24)
USD7,832	MXN148,500	Goldman Sachs	1/15/2020	(5)
USD987	CAD1,300	Bank of America	1/15/2020	(14)
USD2,928	MXN56,200	Citibank	1/15/2020	(38)
JPY1,488,000	USD13,749	Goldman Sachs	1/15/2020	(42)
GBP6,650	USD8,712	Barclays Bank PLC	1/16/2020	100
USD10,026	GBP7,500	Goldman Sachs	1/16/2020	86
JPY1,177,000	USD10,818	Citibank	1/16/2020	25
USD3,897	GBP2,960	HSBC Bank	1/16/2020	(25)
AUD3,825	USD2,636	Citibank	1/17/2020	50
EUR5,150	MXN110,000	Goldman Sachs	1/17/2020	(20)
EUR12,830	USD14,352	Goldman Sachs	1/23/2020	60
USD802	SEK7,500	Goldman Sachs	1/23/2020	1
USD1,265	SGD1,715	Goldman Sachs	1/23/2020	(10)
AUD7,900	USD5,422	Citibank	1/24/2020	125
EUR18,683	USD20,838	UBS AG	1/27/2020	155
USD35,593	EUR31,915	JPMorgan Chase	1/27/2020	(268)
				$(6)

8	American Funds Strategic Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
2.296%	U.S. EFFR	1/29/2020		$3,087,100	$1,782	$—	$1,782
1.555%	U.S. EFFR	1/29/2020		3,346,700	7	—	7
1.5365%	U.S. EFFR	1/29/2020		2,208,500	(27)	—	(27)
1.535%	U.S. EFFR	1/29/2020		2,317,000	(31)	—	(31)
1.538%	U.S. EFFR	1/29/2020		3,276,200	(36)	—	(36)
U.S. EFFR	1.7885%	1/29/2020		3,465,600	(635)	—	(635)
1.997%	U.S. EFFR	2/13/2020		100	— [10]	—	— [10]
1.531%	U.S. EFFR	3/18/2020		1,247,600	(56)	—	(56)
1.5305%	U.S. EFFR	3/18/2020		2,891,900	(131)	—	(131)
1.5435%	U.S. EFFR	4/29/2020		4,112,000	(46)	—	(46)
1.535%	U.S. EFFR	4/29/2020		2,791,400	(59)	—	(59)
2.284%	U.S. EFFR	5/31/2020		150,000	280	—	280
3-month USD-LIBOR	2.674%	5/31/2020		150,000	(505)	—	(505)
2.3355%	U.S. EFFR	1/7/2021		59,116	492	—	492
2.094%	U.S. EFFR	2/13/2021		85,300	523	—	523
3-month USD-LIBOR	2.465%	2/13/2021		86,100	(681)	—	(681)
2.1125%	U.S. EFFR	3/28/2021		92,400	627	—	627
2.19875%	U.S. EFFR	5/7/2021		94,400	815	—	815
1.7775%	3-month USD-LIBOR	6/21/2021		271,900	250	—	250
1.4025%	U.S. EFFR	11/7/2021		118,875	(91)	—	(91)
1.433%	U.S. EFFR	12/16/2021		199,500	(31)	—	(31)
8.54%	28-day MXN-TIIE	1/6/2022	MXN	202,228	381	—	381
8.44%	28-day MXN-TIIE	1/7/2022		227,772	407	—	407
1.63%	U.S. EFFR	2/22/2022		$32,700	110	—	110
2.197%	U.S. EFFR	4/18/2022		91,900	1,489	—	1,489
6.99%	28-day MXN-TIIE	6/17/2022	MXN	130,000	60	—	60
1.8475%	3-month USD-LIBOR	7/11/2022		$59,600	257	—	257
2.5775%	U.S. EFFR	7/16/2022		228,977	2,656	—	2,656
2.10125%	U.S. EFFR	1/12/2023		36,000	707	—	707
2.045%	3-month USD-LIBOR	3/24/2023		53,800	416	—	416
2.55%	U.S. EFFR	4/26/2023		50,000	1,756	—	1,756
2.5815%	U.S. EFFR	5/25/2023		96,000	3,552	—	3,552
2.437%	U.S. EFFR	5/31/2023		180,000	5,821	—	5,821
1.8875%	3-month USD-LIBOR	6/7/2023		33,600	148	—	148
1.569%	3-month USD-LIBOR	7/6/2023		40,500	(80)	—	(80)
1.615%	3-month USD-LIBOR	8/18/2023		73,000	(76)	—	(76)
3-month USD-LIBOR	3.09009%	10/31/2023		58,020	(3,030)	—	(3,030)
2.42%	3-month USD-LIBOR	11/18/2023		50,000	701	—	701
U.S. EFFR	2.4435%	12/20/2023		14,017	(539)	—	(539)
7.79%	28-day MXN-TIIE	5/31/2024	MXN	725,000	1,790	—	1,790
2.524%	3-month USD-LIBOR	4/14/2025		$9,000	342	—	342
3-month USD-LIBOR	1.867%	7/11/2025		84,400	(143)	—	(143)
2.354%	3-month USD-LIBOR	9/25/2025		109,600	3,191	—	3,191
6-month JPY-LIBOR	0.1277%	3/24/2026		¥500,000	(22)	—	(22)
6-month JPY-LIBOR	(0.0823)%	7/11/2026		1,200,000	102	—	102
28-day MXN-TIIE	8.07%	1/1/2027	MXN	180,000	(759)	—	(759)
28-day MXN-TIIE	8.135%	1/14/2027		102,000	(452)	—	(452)
28-day MXN-TIIE	7.47%	4/5/2027		60,000	(145)	—	(145)
28-day MXN-TIIE	7.625%	5/20/2027		108,000	(316)	—	(316)
3-month USD-LIBOR	2.388%	10/31/2027		$69,000	(2,903)	—	(2,903)
2.91%	3-month USD-LIBOR	2/1/2028		19,100	863	—	863
2.908%	3-month USD-LIBOR	2/1/2028		19,100	861	—	861
2.925%	3-month USD-LIBOR	2/1/2028		15,300	701	—	701
2.92%	3-month USD-LIBOR	2/2/2028		14,500	661	—	661
28-day MXN-TIIE	8.855%	12/28/2028	MXN	126,589	(975)	—	(975)
U.S. EFFR	2.438%	1/11/2029		$77,000	(5,335)	—	(5,335)
3-month USD-LIBOR	2.724%	2/5/2029		69,240	(5,064)	—	(5,064)
3-month USD-LIBOR	2.7435%	2/6/2029		69,235	(5,177)	—	(5,177)
3-month USD-LIBOR	1.995%	7/19/2029		20,200	(212)	—	(212)
3-month USD-LIBOR	1.62105%	8/7/2029		50,000	1,143	—	1,143
1.63521%	3-month USD-LIBOR	8/8/2029		22,810	(493)	—	(493)

American Funds Strategic Bond Fund	9

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
3-month USD-LIBOR	2.679%	4/14/2030	$4,800	$(341)	$—	$(341)
3-month USD-LIBOR	2.514%	9/25/2030	58,300	(3,118)	—	(3,118)
3-month USD-LIBOR	2.35%	3/24/2031	11,700	(418)	—	(418)
3-month USD-LIBOR	2.22%	6/7/2031	7,300	(166)	—	(166)
3-month USD-LIBOR	1.8929%	7/6/2031	8,700	63	—	63
3-month USD-LIBOR	1.87%	8/18/2031	15,500	152	—	152
3-month USD-LIBOR	2.57%	11/18/2031	11,000	(564)	—	(564)
3-month USD-LIBOR	2.986%	2/1/2038	9,200	(529)	—	(529)
3-month USD-LIBOR	2.9625%	2/1/2038	11,400	(635)	—	(635)
3-month USD-LIBOR	2.963%	2/1/2038	11,500	(641)	—	(641)
3-month USD-LIBOR	2.967%	2/2/2038	8,900	(498)	—	(498)
3.1675%	3-month USD-LIBOR	9/27/2048	29,000	6,966	—	6,966
3-month USD-LIBOR	3.19%	11/29/2048	17,500	(4,315)	—	(4,315)
U.S. EFFR	2.544%	1/24/2049	5,700	(897)	—	(897)
2.5625%	3-month USD-LIBOR	5/15/2049	32,350	3,454	—	3,454
3-month USD-LIBOR	1.934%	12/12/2049	2,490	91	—	91
3-month USD-LIBOR	1.935%	12/17/2049	14,510	526	—	526
3-month USD-LIBOR	2.007%	12/19/2049	15,300	301	—	301
3-month USD-LIBOR	2.068%	12/24/2049	23,440	133	—	133
3-month USD-LIBOR	2.045%	12/27/2049	14,400	159	—	159
					$—	$4,564

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2019 (000)
CDX.NA.IG.33	1.00%/Quarterly	12/20/2024	$409,715	$(10,622)	$(8,418)	$(2,204)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	104,309	(10,049)	(6,858)	(3,191)
					$(15,276)	$(5,395)

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $29,188,000, which represented 2.91% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $134,928,000, which represented 13.44% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Rate represents the seven-day yield at 12/31/2019.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.
[10]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

COP = Colombian pesos

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

GBP/£ = British pounds

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NGN = Nigerian naira

NZD = New Zealand dollars

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

See notes to financial statements.

10	American Funds Strategic Bond Fund

Financial statements

Statement of assets and liabilities at December 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $981,875)		$996,481
Cash		1,727
Cash denominated in currencies other than U.S. dollars (cost: $10)		9
Unrealized appreciation on open forward currency contracts		1,176
Receivables for:
Sales of investments	$287
Sales of fund’s shares	2,212
Dividends and interest	5,058
Variation margin on futures contracts	197
Variation margin on swap contracts	3,842
Other	14	11,610
		1,011,003
Liabilities:
Unrealized depreciation on open forward currency contracts		1,182
Payables for:
Purchases of investments	892
Repurchases of fund’s shares	954
Investment advisory services	376
Services provided by related parties	225
Trustees’ deferred compensation	4
Variation margin on futures contracts	712
Variation margin on swap contracts	2,673
Other	82	5,918
Net assets at December 31, 2019		$1,003,903

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,000,997
Total distributable earnings		2,906
Net assets at December 31, 2019		$1,003,903

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (97,683 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$668,838	65,066	$10.28
Class C	34,755	3,396	10.23
Class T	10	1	10.28
Class F-1	12,557	1,222	10.28
Class F-2	123,893	12,048	10.28
Class F-3	82,094	7,988	10.28
Class 529-A	33,492	3,261	10.27
Class 529-C	8,603	841	10.23
Class 529-E	1,955	190	10.27
Class 529-T	11	1	10.29
Class 529-F-1	13,200	1,284	10.28
Class R-1	1,978	193	10.25
Class R-2	3,349	327	10.25
Class R-2E	126	12	10.28
Class R-3	3,944	384	10.26
Class R-4	3,757	366	10.27
Class R-5E	446	43	10.29
Class R-5	1,158	113	10.29
Class R-6	9,737	947	10.29

See notes to financial statements.

American Funds Strategic Bond Fund	11

Statement of operations for the year ended December 31, 2019	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $54)	$23,161
Dividends	2,216	$25,377
Fees and expenses*:
Investment advisory services	3,708
Distribution services	2,065
Transfer agent services	777
Administrative services	214
Reports to shareholders	53
Registration statement and prospectus	288
Trustees’ compensation	4
Auditing and legal	49
Custodian	25
Other	41
Total fees and expenses before reimbursements	7,224
Less reimbursements of fees and expenses:
Miscellaneous fee reimbursements	67
Transfer agent services fee reimbursements	— †
Total fees and expenses after reimbursements		7,157
Net investment income		18,220

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	29,735
Futures contracts	10,432
Forward currency contracts	345
Swap contracts	(30,024)
Currency transactions	5	10,493
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $72)	31,504
Futures contracts	2,937
Forward currency contracts	(290)
Swap contracts	(8,709)
Currency translations	14	25,456
Net realized gain and unrealized appreciation		35,949

Net increase in net assets resulting from operations		$54,169

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

12	American Funds Strategic Bond Fund

Statements of changes in net assets
	(dollars in thousands)

	Year ended December 31,
	2019	2018
Operations:
Net investment income	$18,220	$18,747
Net realized gain (loss)	10,493	(3,994)
Net unrealized appreciation (depreciation)	25,456	(12,494)
Net increase in net assets resulting from operations	54,169	2,259

Distributions paid to shareholders	(29,086)	(20,636)

Net capital share transactions	385,380	55,467

Total increase in net assets	410,463	37,090

Net assets:
Beginning of year	593,440	556,350
End of year	$1,003,903	$593,440

See notes to financial statements.

American Funds Strategic Bond Fund	13

Notes to financial statements

1. Organization

American Funds Strategic Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide maximum total return consistent with preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	American Funds Strategic Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

American Funds Strategic Bond Fund	15

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$574,224	$—	$574,224
Corporate bonds & notes	—	296,352	—	296,352
Bonds & notes of governments & government agencies outside the U.S.	—	34,282	—	34,282
Mortgage-backed obligations	—	18,717	—	18,717
Municipals	—	15,516	—	15,516
Asset-backed obligations	—	6,666	—	6,666
Preferred securities	—	234	—	234
Short-term securities	44,215	6,275	—	50,490
Total	$44,215	$952,266	$—	$996,481

16	American Funds Strategic Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,055	$—	$—	$1,055
Unrealized appreciation on open forward currency contracts	—	1,176	—	1,176
Unrealized appreciation on interest rate swaps	—	44,736	—	44,736
Liabilities:
Unrealized depreciation on futures contracts	(2,530)	—	—	(2,530)
Unrealized depreciation on open forward currency contracts	—	(1,182)	—	(1,182)
Unrealized depreciation on interest rate swaps	—	(40,172)	—	(40,172)
Unrealized depreciation on credit default swaps	—	(5,395)	—	(5,395)
Total	$(1,475)	$(837)	$—	$(2,312)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by

American Funds Strategic Bond Fund	17

government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates —i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more

18	American Funds Strategic Bond Fund

volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Portfolio turnover — The fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s returns to shareholders. The fund’s portfolio turnover rate may vary from year to year, as well as within a year.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

American Funds Strategic Bond Fund	19

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $1,564,073,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $178,061,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $34,834,086,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying

20	American Funds Strategic Bond Fund

issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $468,052,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$1,055	Unrealized depreciation*	$2,530
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,176	Unrealized depreciation on open forward currency contracts	1,182
Swap	Interest	Unrealized appreciation*	44,736	Unrealized depreciation*	40,172
Swap	Credit	Unrealized appreciation*	—	Unrealized depreciation*	5,395
			$46,967		$49,279

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$10,432	Net unrealized appreciation on futures contracts	$2,937
Forward currency	Currency	Net realized gain on forward currency contracts	345	Net unrealized depreciation on forward currency contracts	(290)
Swap	Interest	Net realized loss on swap contracts	(19,829)	Net unrealized appreciation on swap contracts	969
Swap	Credit	Net realized loss on swap contracts	(10,195)	Net unrealized depreciation on swap contracts	(9,678)
			$(19,247)		$(6,062)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

American Funds Strategic Bond Fund	21

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of New York Mellon	$6	$—	$—	$—	$6
Barclays Bank PLC	165	(38)	—	—	127
Citibank	651	(124)	—	(280)	247
Goldman Sachs	147	(147)	—	—	—
HSBC Bank	52	(40)	—	—	12
UBS AG	155	(60)	—	—	95
Total	$1,176	$(409)	$—	$(280)	$487
Liabilities:
Bank of America	$14	$—	$—	$—	$14
Barclays Bank PLC	38	(38)	—	—	—
Citibank	124	(124)	—	—	—
Goldman Sachs	293	(147)	(146)	—	—
HSBC Bank	40	(40)	—	—	—
JPMorgan Chase	476	—	(268)	—	208
Standard Chartered Bank	137	—	—	—	137
UBS AG	60	(60)	—	—	—
Total	$1,182	$(409)	$(414)	$—	$359

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

22	American Funds Strategic Bond Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2019, the fund reclassified $503,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $9,875,000.

As of December 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$240
Late year ordinary loss deferral*	(3,920)
Post-October capital loss deferral*	(11,692)
Gross unrealized appreciation on investments	75,278
Gross unrealized depreciation on investments	(56,169)
Net unrealized appreciation (depreciation) on investments	19,109
Cost of investments	990,336

*	These deferrals are considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2019						Year ended December 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$16,311		$2,812		$19,123		$13,886		$—	$13,886
Class C	686		147		833		565		—	565
Class T	—	*	—	*	—	*	—	*	—	—	*
Class F-1	303		51		354		270		—	270
Class F-2	3,317		520		3,837		2,531		—	2,531
Class F-3	2,235		346		2,581		1,056		—	1,056
Class 529-A	808		141		949		614		—	614
Class 529-C	168		37		205		148		—	148
Class 529-E	46		8		54		41		—	41
Class 529-T	—	*	—	*	—	*	—	*	—	—	*
Class 529-F-1	317		55		372		175		—	175
Class R-1	36		8		44		15		—	15
Class R-2	67		14		81		59		—	59
Class R-2E	3		—	*	3		3		—	3
Class R-3	92		17		109		84		—	84
Class R-4	100		17		117		101		—	101
Class R-5E	11		2		13		4		—	4
Class R-5	32		5		37		27		—	27
Class R-6	333		41		374		1,057		—	1,057
Total	$24,865		$4,221		$29,086		$20,636		$—	$20,636

*	Amount less than one thousand.

American Funds Strategic Bond Fund	23

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.570% of daily net assets. On March 4, 2019, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2019, decreasing the annual rates to 0.447% on the first $1.5 billion of daily net assets and to 0.310% on such assets in excess of $1.5 billion. For the year ended December 31, 2019, the investment advisory services fee was $3,708,000, which was equivalent to an annualized rate of 0.471% of average daily net assets.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended December 31, 2019, total fees and expenses reimbursed by CRMC were $67,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2019, unreimbursed expenses subject to reimbursement totaled $172,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2019, CRMC reimbursed transfer agent services fees of less than $1,000 for Class R-2E shares.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets

24	American Funds Strategic Bond Fund

and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$1,570		$568		$113		Not applicable
Class C	274		30		10		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	25		14		4		Not applicable
Class F-2	Not applicable		105		38		Not applicable
Class F-3	Not applicable		3		23		Not applicable
Class 529-A	59		25		10		$16
Class 529-C	73		7		3		5
Class 529-E	8		1		1		1
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—		7		3		5
Class R-1	10		1		—	*	Not applicable
Class R-2	21		9		1		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	16		4		1		Not applicable
Class R-4	9		2		1		Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		1		—	*	Not applicable
Class R-6	Not applicable		—	*	6		Not applicable
Total class-specific expenses	$2,065		$777		$214		$27

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees

American Funds Strategic Bond Fund	25

and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2019.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2019

Class A	$301,649	29,199	$19,035		1,855		$(63,955)	(6,215)	$256,729		24,839
Class C	19,827	1,926	830		81		(8,120)	(793)	12,537		1,214
Class T	—	—	—		—		—	—	—		—
Class F-1	7,588	735	353		35		(3,567)	(346)	4,374		424
Class F-2	80,594	7,817	3,834		373		(33,919)	(3,289)	50,509		4,901
Class F-3	59,748	5,818	2,559		249		(11,637)	(1,123)	50,670		4,944
Class 529-A	19,389	1,878	949		92		(5,901)	(572)	14,437		1,398
Class 529-C	5,274	513	204		20		(2,948)	(287)	2,530		246
Class 529-E	736	72	54		5		(236)	(23)	554		54
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	9,495	913	372		36		(1,693)	(165)	8,174		784
Class R-1	1,426	137	44		4		(37)	(3)	1,433		138
Class R-2	1,933	189	80		8		(1,011)	(99)	1,002		98
Class R-2E	37	4	3		—	†	(4)	(1)	36		3
Class R-3	2,107	204	108		11		(1,111)	(108)	1,104		107
Class R-4	1,566	152	116		12		(1,227)	(120)	455		44
Class R-5E	313	30	12		1		(3)	— †	322		31
Class R-5	353	35	36		3		(3)	— †	386		38
Class R-6	576	56	374		37		(20,822)	(2,059)	(19,872)		(1,966)
Total net increase (decrease)	$512,611	49,678	$28,963		2,822		$(156,194)	(15,203)	$385,380		37,297

Year ended December 31, 2018

Class A	$153,586	15,410	$13,511		1,372		$(137,114)	(13,788)	$29,983		2,994
Class C	8,894	894	561		57		(9,310)	(936)	145		15
Class T	—	—	—		—		—	—	—		—
Class F-1	4,229	424	270		28		(6,804)	(683)	(2,305)		(231)
Class F-2	41,581	4,173	2,527		257		(38,232)	(3,833)	5,876		597
Class F-3	13,089	1,312	921		93		(6,174)	(620)	7,836		785
Class 529-A	8,775	880	614		63		(4,440)	(446)	4,949		497
Class 529-C	4,153	419	148		15		(2,174)	(219)	2,127		215
Class 529-E	777	78	41		4		(187)	(19)	631		63
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	3,149	316	173		18		(2,354)	(235)	968		99
Class R-1	358	36	14		2		(17)	(2)	355		36
Class R-2	1,457	146	59		6		(481)	(48)	1,035		104
Class R-2E	61	6	2		—	†	—	—	63		6
Class R-3	1,126	113	83		9		(354)	(36)	855		86
Class R-4	1,808	181	101		10		(608)	(61)	1,301		130
Class R-5E	96	10	3		—	†	(7)	(1)	92		9
Class R-5	288	29	26		3		(159)	(16)	155		16
Class R-6	451	45	1,057		107		(107)	(11)	1,401		141
Total net increase (decrease)	$243,878	24,472	$20,111		2,044		$(208,522)	(20,954)	$55,467		5,562

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

26	American Funds Strategic Bond Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $660,109,000 and $650,871,000, respectively, during the year ended December 31, 2019.

American Funds Strategic Bond Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments/ waivers[4]		Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2019	$9.83	$.23	$.54	$.77	$(.10)	$(.22)	$—	$(.32)	$10.28	7.84%		$669		.96%		.95%		2.28%
12/31/2018	10.15	.32	(.29)	.03	(.35)	—	—	(.35)	9.83	.27		395		1.01		.97		3.18
12/31/2017	10.05	.24	.08	.32	(.11)	(.10)	(.01)	(.22)	10.15	3.23		378		1.09		1.02		2.38
12/31/2016[5,6]	10.00	.15	.05	.20	(.05)	(.10)	—	(.15)	10.05	1.87	[7,8]	197		1.03	[8,9]	1.02	[8,9]	1.89	[8,9]
Class C:
12/31/2019	9.80	.16	.53	.69	(.04)	(.22)	—	(.26)	10.23	7.13		35		1.67		1.66		1.56
12/31/2018	10.12	.24	(.29)	(.05)	(.27)	—	—	(.27)	9.80	(.52)		21		1.81		1.77		2.37
12/31/2017	10.02	.17	.07	.24	(.03)	(.10)	(.01)	(.14)	10.12	2.42		22		1.84		1.77		1.63
12/31/2016[5,6]	10.00	.07	.06	.13	(.01)	(.10)	—	(.11)	10.02	1.32	[7]	11		1.78	[9]	1.77	[9]	.84	[9]
Class T:
12/31/2019	9.83	.26	.54	.80	(.13)	(.22)	—	(.35)	10.28	8.22	[8]	—	[10]	.69	[8]	.68	[8]	2.57	[8]
12/31/2018	10.15	.34	(.30)	.04	(.36)	—	—	(.36)	9.83	.46	[8]	—	[10]	.82	[8]	.77	[8]	3.37	[8]
12/31/2017[5,11]	10.16	.20	— [12]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.99	[7,8]	—	[10]	.79	[8,9]	.71	[8,9]	2.71	[8,9]
Class F-1:
12/31/2019	9.82	.24	.54	.78	(.10)	(.22)	—	(.32)	10.28	7.94		13		.95		.95		2.29
12/31/2018	10.14	.31	(.30)	.01	(.33)	—	—	(.33)	9.82	.16		8		1.10		1.06		3.08
12/31/2017	10.04	.24	.07	.31	(.10)	(.10)	(.01)	(.21)	10.14	3.11		10		1.12		1.05		2.37
12/31/2016[5,6]	10.00	.14	.05	.19	(.05)	(.10)	—	(.15)	10.04	1.87	[7]	3		1.06	[9]	1.05	[9]	1.73	[9]
Class F-2:
12/31/2019	9.83	.26	.54	.80	(.13)	(.22)	—	(.35)	10.28	8.23		124		.67		.66		2.56
12/31/2018	10.15	.34	(.29)	.05	(.37)	—	—	(.37)	9.83	.48		70		.80		.76		3.39
12/31/2017	10.04	.27	.08	.35	(.13)	(.10)	(.01)	(.24)	10.15	3.47		66		.85		.79		2.61
12/31/2016[5,6]	10.00	.15	.06	.21	(.07)	(.10)	—	(.17)	10.04	2.03	[7]	42		.80	[9]	.79	[9]	1.80	[9]
Class F-3:
12/31/2019	9.82	.28	.54	.82	(.14)	(.22)	—	(.36)	10.28	8.34		82		.56		.56		2.68
12/31/2018	10.14	.35	(.30)	.05	(.37)	—	—	(.37)	9.82	.57		30		.71		.67		3.48
12/31/2017[5,13]	10.10	.27	.02	.29	(.14)	(.10)	(.01)	(.25)	10.14	2.85	[7]	23		.70	[9]	.62	[9]	2.81	[9]
Class 529-A:
12/31/2019	9.82	.23	.54	.77	(.10)	(.22)	—	(.32)	10.27	7.83		33		.96		.95		2.28
12/31/2018	10.14	.32	(.30)	.02	(.34)	—	—	(.34)	9.82	.25		18		1.03		.98		3.17
12/31/2017	10.04	.24	.07	.31	(.10)	(.10)	(.01)	(.21)	10.14	3.05		14		1.19		1.12		2.30
12/31/2016[5,6]	10.00	.12	.07	.19	(.05)	(.10)	—	(.15)	10.04	1.83	[7]	4		1.16	[9]	1.15	[9]	1.48	[9]

28	American Funds Strategic Bond Fund

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments/ waivers[4]		Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2019	$9.80	$.15	$.53	$.68	$(.03)	$(.22)	$—	$(.25)	$10.23	7.09%		$9		1.73%		1.72%		1.50%
12/31/2018	10.12	.23	(.28)	(.05)	(.27)	—	—	(.27)	9.80	(.62)		6		1.86		1.81		2.33
12/31/2017	10.02	.16	.08	.24	(.03)	(.10)	(.01)	(.14)	10.12	2.35		4		1.90		1.83		1.58
12/31/2016[5,6]	10.00	.05	.09	.14	(.02)	(.10)	—	(.12)	10.02	1.32	[7]	2		1.82	[9]	1.81	[9]	.63	[9]
Class 529-E:
12/31/2019	9.82	.21	.54	.75	(.08)	(.22)	—	(.30)	10.27	7.73		2		1.16		1.15		2.08
12/31/2018	10.15	.29	(.30)	(.01)	(.32)	—	—	(.32)	9.82	(.09)		1		1.29		1.25		2.90
12/31/2017	10.04	.22	.08	.30	(.08)	(.10)	(.01)	(.19)	10.15	3.02		1		1.32		1.24		2.18
12/31/2016[5,6]	10.00	.15	.02	.17	(.03)	(.10)	—	(.13)	10.04	1.72	[7,8]	—	[10]	1.21	[8,9]	1.20	[8,9]	1.86	[8,9]
Class 529-T:
12/31/2019	9.83	.26	.54	.80	(.12)	(.22)	—	(.34)	10.29	8.15	[8]	—	[10]	.74	[8]	.73	[8]	2.52	[8]
12/31/2018	10.15	.33	(.29)	.04	(.36)	—	—	(.36)	9.83	.40	[8]	—	[10]	.88	[8]	.83	[8]	3.32	[8]
12/31/2017[5,11]	10.16	.20	— [12]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.95	[7,8]	—	[10]	.84	[8,9]	.76	[8,9]	2.66	[8,9]
Class 529-F-1:
12/31/2019	9.83	.26	.53	.79	(.12)	(.22)	—	(.34)	10.28	8.07		13		.73		.72		2.50
12/31/2018	10.15	.33	(.29)	.04	(.36)	—	—	(.36)	9.83	.41		5		.86		.81		3.33
12/31/2017	10.04	.26	.08	.34	(.12)	(.10)	(.01)	(.23)	10.15	3.41		4		.91		.85		2.55
12/31/2016[5,6]	10.00	.12	.08	.20	(.06)	(.10)	—	(.16)	10.04	2.00	[7]	2		.85	[9]	.84	[9]	1.47	[9]
Class R-1:
12/31/2019	9.82	.16	.53	.69	(.04)	(.22)	—	(.26)	10.25	7.26		2		1.60		1.60		1.52
12/31/2018	10.15	.25	(.30)	(.05)	(.28)	—	—	(.28)	9.82	(.54)[8]		1		1.73	[8]	1.68	[8]	2.50	[8]
12/31/2017	10.05	.18	.08	.26	(.05)	(.10)	(.01)	(.16)	10.15	2.57	[8]	—	[10]	1.71	[8]	1.64	[8]	1.79	[8]
12/31/2016[5,6]	10.00	.19	.02	.21	(.06)	(.10)	—	(.16)	10.05	2.09	[7,8]	—	[10]	.82	[8,9]	.82	[8,9]	2.40	[8,9]
Class R-2:
12/31/2019	9.81	.16	.54	.70	(.04)	(.22)	—	(.26)	10.25	7.14		3		1.64		1.63		1.61
12/31/2018	10.13	.24	(.29)	(.05)	(.27)	—	—	(.27)	9.81	(.45)		2		1.73		1.68		2.46
12/31/2017	10.03	.19	.07	.26	(.05)	(.10)	(.01)	(.16)	10.13	2.59		1		1.65		1.58		1.82
12/31/2016[5,6]	10.00	.08	.09	.17	(.04)	(.10)	—	(.14)	10.03	1.63	[7]	—	[10]	1.47	[9]	1.46	[9]	.94	[9]
Class R-2E:
12/31/2019	9.83	.20	.54	.74	(.07)	(.22)	—	(.29)	10.28	7.55	[8]	—	[10]	1.26	[8]	1.23	[8]	1.98	[8]
12/31/2018	10.15	.30	(.29)	.01	(.33)	—	—	(.33)	9.83	.15	[8]	—	[10]	1.24	[8]	1.18	[8]	3.07	[8]
12/31/2017	10.05	.27	.08	.35	(.14)	(.10)	(.01)	(.25)	10.15	3.43	[8]	—	[10]	.87	[8]	.71	[8]	2.67	[8]
12/31/2016[5,6]	10.00	.20	.01	.21	(.06)	(.10)	—	(.16)	10.05	2.10	[7,8]	—	[10]	.79	[8,9]	.78	[8,9]	2.43	[8,9]

See end of table for footnotes.

American Funds Strategic Bond Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments/ waivers[4]		Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]		Ratio of net income to average net assets[3]
Class R-3:
12/31/2019	$9.82	$.21	$.53	$.74		$(.08)	$(.22)	$—	$(.30)	$10.26	7.71%		$4		1.18%		1.17%		2.05%
12/31/2018	10.14	.29	(.29)	—	[12]	(.32)	—	—	(.32)	9.82	(.11)		3		1.31		1.27		2.89
12/31/2017	10.05	.23	.06	.29		(.09)	(.10)	(.01)	(.20)	10.14	2.98		2		1.33		1.24		2.23
12/31/2016[5,6]	10.00	.13	.07	.20		(.05)	(.10)	—	(.15)	10.05	1.83	[7,8]	—	[10]	1.09	[8,9]	1.08	[8,9]	1.57	[8,9]
Class R-4:
12/31/2019	9.82	.24	.54	.78		(.11)	(.22)	—	(.33)	10.27	8.00		4		.90		.89		2.34
12/31/2018	10.15	.31	(.30)	.01		(.34)	—	—	(.34)	9.82	.17		3		1.03		.99		3.16
12/31/2017	10.04	.25	.08	.33		(.11)	(.10)	(.01)	(.22)	10.15	3.26		2		1.06		.99		2.42
12/31/2016[5,6]	10.00	.01	.19	.20		(.06)	(.10)	—	(.16)	10.04	1.94	[7]	1		1.01	[9]	1.00	[9]	.18	[9]
Class R-5E:
12/31/2019	9.83	.26	.54	.80		(.12)	(.22)	—	(.34)	10.29	8.19		—	[10]	.72		.71		2.51
12/31/2018	10.16	.34	(.30)	.04		(.37)	—	—	(.37)	9.83	.38		—	[10]	.82		.77		3.44
12/31/2017	10.05	.28	.08	.36		(.14)	(.10)	(.01)	(.25)	10.16	3.54		—	[10]	.85		.70		2.68
12/31/2016[5,6]	10.00	.20	.01	.21		(.06)	(.10)	—	(.16)	10.05	2.10	[7]	—	[10]	.78	[9]	.78	[9]	2.43	[9]
Class R-5:
12/31/2019	9.83	.27	.54	.81		(.13)	(.22)	—	(.35)	10.29	8.28		1		.62		.61		2.62
12/31/2018	10.15	.34	(.29)	.05		(.37)	—	—	(.37)	9.83	.52		1		.76		.72		3.43
12/31/2017	10.05	.28	.06	.34		(.13)	(.10)	(.01)	(.24)	10.15	3.41		1		.76		.68		2.74
12/31/2016[5,6]	10.00	.20	.01	.21		(.06)	(.10)	—	(.16)	10.05	2.09	[7]	—	[10]	.78	[9]	.78	[9]	2.43	[9]
Class R-6:
12/31/2019	9.83	.26	.56	.82		(.14)	(.22)	—	(.36)	10.29	8.33		10		.63		.59		2.52
12/31/2018	10.15	.35	(.30)	.05		(.37)	—	—	(.37)	9.83	.56		29		.71		.67		3.47
12/31/2017	10.05	.28	.07	.35		(.14)	(.10)	(.01)	(.25)	10.15	3.46		28		.75		.69		2.70
12/31/2016[5,6]	10.00	.07	.15	.22		(.07)	(.10)	—	(.17)	10.05	2.16	[7]	23		.72	[9]	.71	[9]	.89	[9]

	Year ended December 31,			For the period
Portfolio turnover rate for all share classes[14,15]	2019	2018	2017	3/18/2016 to 12/31/2016[5,6,7]
Excluding mortgage dollar roll transactions	410%	295%	428%	539%
Including mortgage dollar roll transactions	428%	295%	428%	539%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses. In addition, during one of the periods shown, CRMC waived a portion of investment advisory services fees.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	For the period March 18, 2016, commencement of operations, through December 31, 2016.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Annualized.
[10]	Amount less than $1 million.
[11]	Class T and 529-T shares began investment operations on April 7, 2017.
[12]	Amount less than $.01.
[13]	Class F-3 shares began investment operations on January 27, 2017.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[15]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

30	American Funds Strategic Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Strategic Bond Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period March 18, 2016 (commencement of operations) to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 18, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 12, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Strategic Bond Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American Funds Strategic Bond Fund

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,009.50	$4.66	.92%
Class A – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class C – actual return	1,000.00	1,005.92	8.19	1.62
Class C – assumed 5% return	1,000.00	1,017.04	8.24	1.62
Class T – actual return	1,000.00	1,010.92	3.24	.64
Class T – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-1 – actual return	1,000.00	1,009.58	4.56	.90
Class F-1 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class F-2 – actual return	1,000.00	1,010.95	3.19	.63
Class F-2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class F-3 – actual return	1,000.00	1,011.45	2.64	.52
Class F-3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 529-A – actual return	1,000.00	1,009.50	4.51	.89
Class 529-A – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 529-C – actual return	1,000.00	1,005.59	8.49	1.68
Class 529-C – assumed 5% return	1,000.00	1,016.74	8.54	1.68
Class 529-E – actual return	1,000.00	1,008.51	5.67	1.12
Class 529-E – assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class 529-T – actual return	1,000.00	1,010.61	3.50	.69
Class 529-T – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-F-1 – actual return	1,000.00	1,010.78	3.40	.67
Class 529-F-1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-1 – actual return	1,000.00	1,006.27	7.94	1.57
Class R-1 – assumed 5% return	1,000.00	1,017.29	7.98	1.57
Class R-2 – actual return	1,000.00	1,006.06	7.99	1.58
Class R-2 – assumed 5% return	1,000.00	1,017.24	8.03	1.58
Class R-2E – actual return	1,000.00	1,008.32	6.07	1.20
Class R-2E – assumed 5% return	1,000.00	1,019.16	6.11	1.20
Class R-3 – actual return	1,000.00	1,008.47	5.77	1.14
Class R-3 – assumed 5% return	1,000.00	1,019.46	5.80	1.14
Class R-4 – actual return	1,000.00	1,009.91	4.31	.85
Class R-4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class R-5E – actual return	1,000.00	1,010.75	3.45	.68
Class R-5E – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 – actual return	1,000.00	1,011.19	2.89	.57
Class R-5 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class R-6 – actual return	1,000.00	1,011.43	2.69	.53
Class R-6 – assumed 5% return	1,000.00	1,022.53	2.70	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2019:

Long-term capital gains	$4,212,000
U.S. government income that may be exempt from state taxation	$2,822,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

American Funds Strategic Bond Fund	33

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

34	American Funds Strategic Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2015	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2015	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2015	Private investor	89	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2015	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

American Funds Strategic Bond Fund	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]; Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Executive Vice President	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Damien J. McCann, 1977 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Ritchie Tuazon, 1978 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]

The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	American Funds Strategic Bond Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete December 31, 2019, portfolio of American Funds Strategic Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Strategic Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Strategic Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

SBF

Registrant:

a) Audit Fees:
Audit	2018	54,000
	2019	35,000

b) Audit-Related Fees:
	2018	None
	2019	None

c) Tax Fees:
	2018	5,000
	2019	12,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	1,117,000
	2019	1,812,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2018	8,000

	2019	46,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	None
	2019	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,184,000 for fiscal year 2018 and $1,872,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Strategic Bond FundSM

Investment portfolio

December 31, 2019

Bonds, notes & other debt instruments 94.21% U.S. Treasury bonds & notes 57.20% U.S. Treasury 30.99%	Principal amount (000)	Value (000)
U.S. Treasury 1.50% 2022	$4,000	$3,990
U.S. Treasury 1.50% 2024	97	96
U.S. Treasury 1.75% 20241	64,326	64,540
U.S. Treasury 1.75% 2024	60,401	60,599
U.S. Treasury 2.25% 2024	1,224	1,254
U.S. Treasury 1.625% 2026	1,960	1,937
U.S. Treasury 1.75% 2026	77,000	76,573
U.S. Treasury 1.875% 2026	2,093	2,103
U.S. Treasury 1.875% 2026	566	569
U.S. Treasury 3.125% 2028	205	225
U.S. Treasury 1.75% 20291	84,151	82,869
U.S. Treasury 2.25% 2049	2,745	2,663
U.S. Treasury 2.375% 20491	13,700	13,655
		311,073
U.S. Treasury inflation-protected securities 26.21%
U.S. Treasury Inflation-Protected Security 0.125% 20242	212,128	213,491
U.S. Treasury Inflation-Protected Security 0.25% 20292	34,204	34,583
U.S. Treasury Inflation-Protected Security 2.125% 20411,2	3,055	4,032
U.S. Treasury Inflation-Protected Security 1.00% 20461,2	1,727	1,903
U.S. Treasury Inflation-Protected Security 1.00% 20481,2	8,244	9,142
		263,151
Total U.S. Treasury bonds & notes		574,224
Corporate bonds & notes 29.52% Health care 5.62%
AbbVie Inc. 2.60% 20243	3,800	3,826
AbbVie Inc. 3.20% 20293	1,805	1,837
AbbVie Inc. 4.25% 20493	1,312	1,387
AstraZeneca PLC 3.375% 2025	3,600	3,825
Bayer US Finance II LLC 4.375% 20283	1,450	1,582
Boston Scientific Corp. 3.75% 2026	395	423
Bristol-Myers Squibb Co. 3.40% 20293	3,797	4,061
Centene Corp. 4.25% 20273	3,335	3,437
Centene Corp. 4.625% 20293	2,990	3,157
Cigna Corp. 3.75% 2023	638	669
Cigna Corp. 4.375% 2028	1,437	1,593
Cigna Corp. 4.80% 2038	435	508
Cigna Corp. 4.90% 2048	645	771
Concordia International Corp. 8.00% 2024	403	383
Eagle Holding Co. II, LLC 7.75% 20223,4	585	595
HCA Inc. 5.25% 2049	2,300	2,572
Kinetic Concepts, Inc. 12.50% 20213	365	377
Shire PLC 3.20% 2026	546	563
Takeda Pharmaceutical Co., Ltd. 5.00% 2028	5,405	6,294

American Funds Strategic Bond Fund — Page 1 of 11

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Team Health Holdings, Inc. 6.375% 20253	$1,475	$989
Teva Pharmaceutical Finance Co. BV 2.80% 2023	4,585	4,262
Teva Pharmaceutical Finance Co. BV 6.00% 2024	5,710	5,790
Teva Pharmaceutical Finance Co. BV 6.75% 2028	2,100	2,136
UnitedHealth Group Inc. 2.875% 2029	1,415	1,456
Valeant Pharmaceuticals International, Inc. 9.25% 20263	2,680	3,083
Valeant Pharmaceuticals International, Inc. 8.50% 20273	700	798
		56,374
Energy 4.68%
Apache Corp. 4.25% 2030	495	513
Apache Corp. 5.35% 2049	350	366
Baker Hughes, a GE Co. 4.08% 2047	915	937
BP Capital Markets PLC 4.234% 2028	1,900	2,148
Canadian Natural Resources Ltd. 2.95% 2023	325	332
Cenovus Energy Inc. 5.25% 2037	523	579
Cenovus Energy Inc. 5.40% 2047	364	425
Cheniere Energy, Inc. 3.70% 20293	4,974	5,078
Enbridge Energy Partners, LP 5.875% 2025	155	181
Enbridge Energy Partners, LP 7.375% 2045	628	937
Energy Transfer Partners, LP 6.125% 2045	1,170	1,356
Energy Transfer Partners, LP 5.30% 2047	647	690
Energy Transfer Partners, LP 5.40% 2047	1,090	1,184
Energy Transfer Partners, LP 6.00% 2048	352	410
Energy Transfer Partners, LP 6.25% 2049	1,000	1,205
Energy Transfer Partners, LP, junior subordinated, 6.625% (3-month USD-LIBOR + 4.155% on 12/31/2049)5	2,700	2,556
EQT Corp. 3.90% 2027	2,500	2,340
Marathon Oil Corp. 4.40% 2027	1,175	1,278
Murphy Oil Corp. 5.875% 2027	965	1,015
MV24 Capital BV 6.748% 20343	1,435	1,519
Neptune Energy Group Holdings Ltd. 6.625% 20253	1,775	1,778
Noble Energy, Inc. 3.25% 2029	4,500	4,541
Occidental Petroleum Corp. 3.20% 2026	329	333
Occidental Petroleum Corp. 3.50% 2029	2,236	2,281
Petrobras Global Finance Co. 5.093% 20303	1,118	1,199
Petrobras Global Finance Co. 7.25% 2044	300	365
Petróleos Mexicanos 4.50% 2026	2,800	2,796
Petróleos Mexicanos 7.69% 20503	2,300	2,518
QEP Resources, Inc. 5.625% 2026	350	342
Saudi Arabian Oil Co. 3.50% 20293	1,035	1,073
Saudi Arabian Oil Co. 4.375% 20493	285	311
Targa Resources Partners LP 5.50% 20303	1,460	1,502
Teekay Corp. 9.25% 20223	790	834
Total Capital International 3.455% 2029	1,905	2,064
		46,986
Industrials 3.05%
Beacon Roofing Supply, Inc. 4.875% 20253	3,100	3,122
Boeing Co. 3.10% 2026	1,585	1,635
Boeing Co. 3.20% 2029	1,280	1,334
Boeing Co. 2.95% 2030	196	200
Boeing Co. 3.60% 2034	1,460	1,564
Boeing Co. 3.90% 2049	1,470	1,593
CSX Corp. 2.40% 2030	2,228	2,182

American Funds Strategic Bond Fund — Page 2 of 11

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Dun & Bradstreet Corp. 6.875% 20263	$1,445	$1,598
Dun & Bradstreet Corp. 10.25% 20273	960	1,106
F-Brasile SpA 7.375% 20263	526	557
FXI Holdings, Inc. 12.25% 20263	2,800	2,921
Hardwoods Acquisition Inc. 7.50% 20213	1,170	597
Pisces Parent LLC 8.00% 20263	1,349	1,410
Republic Services, Inc. 2.50% 2024	2,000	2,023
Uber Technologies, Inc. 7.50% 20233	1,100	1,152
Uber Technologies, Inc. 8.00% 20263	1,400	1,463
Union Pacific Corp. 3.95% 2059	3,000	3,151
Wesco Aircraft Holdings, Inc. 8.50% 20243	2,400	2,489
Westinghouse Air Brake Technologies Corp. 4.40% 20245	485	515
		30,612
Financials 2.74%
Danske Bank AS 3.875% 20233	4,600	4,777
FS Energy and Power Fund 7.50% 20233	2,090	2,147
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)5	1,070	1,147
JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)5	3,949	3,948
LPL Financial Holdings Inc. 4.625% 20273	1,505	1,539
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)5	3,675	3,722
Prudential Financial, Inc. 3.70% 2051	2,600	2,735
UniCredit SpA 5.861% 20323,5	1,675	1,750
Wells Fargo & Co. 2.406% 2025 (3-month USD-LIBOR + 0.82% on 10/30/2024)5	2,850	2,852
Wells Fargo & Co. 3.196% 2027 (3-month USD-LIBOR + 1.17% on 4/17/2027)5	1,650	1,712
Wells Fargo & Co. 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)5	1,125	1,132
		27,461
Consumer staples 2.61%
Altria Group, Inc. 5.95% 2049	1,889	2,287
Anheuser-Busch InBev NV 4.75% 2029	80	93
Anheuser-Busch InBev NV 4.60% 2048	2,105	2,399
British American Tobacco PLC 3.222% 2024	2,150	2,199
British American Tobacco PLC 3.557% 2027	1,645	1,679
British American Tobacco PLC 4.39% 2037	1,050	1,063
British American Tobacco PLC 4.54% 2047	1,650	1,658
British American Tobacco PLC 4.758% 2049	1,010	1,045
Conagra Brands, Inc. 5.40% 2048	1,740	2,122
JBS Investments GmbH II 5.75% 20283	2,463	2,602
Keurig Dr Pepper Inc. 4.597% 2028	1,418	1,593
Keurig Dr Pepper Inc. 5.085% 2048	1,900	2,291
Kraft Heinz Co. 4.875% 20493	1,000	1,054
Philip Morris International Inc. 3.375% 2029	3,810	3,999
Reynolds American Inc. 5.85% 2045	105	120
		26,204
Information technology 2.43%
Broadcom Inc. 4.75% 20293	5,860	6,413
Broadcom Ltd. 3.875% 2027	2,170	2,254
CCC Information Services Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 8.549% 20256,7	275	277
Financial & Risk US Holdings, Inc. 6.25% 20263	975	1,066
Financial & Risk US Holdings, Inc. 8.25% 20263	450	508
Fiserv, Inc. 3.50% 2029	2,025	2,130
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 20246,7	300	308

American Funds Strategic Bond Fund — Page 3 of 11

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
MoneyGram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.799% 20236,7,8	$1,294	$1,174
PayPal Holdings, Inc. 2.40% 2024	4,400	4,446
PayPal Holdings, Inc. 2.65% 2026	2,601	2,638
PayPal Holdings, Inc. 2.85% 2029	2,304	2,320
Unisys Corp. 10.75% 20223	800	862
		24,396
Materials 2.40%
Braskem Idesa Sapi 7.45% 20293	1,544	1,648
Braskem SA 4.50% 20303	1,650	1,644
Consolidated Energy Finance SA 6.50% 20263	2,235	2,102
Cydsa SAB de CV 6.25% 20273	870	896
Dow Chemical Co. 5.55% 2048	1,800	2,247
DowDuPont Inc. 5.419% 2048	495	612
First Quantum Minerals Ltd. 6.50% 20243	3,350	3,365
First Quantum Minerals Ltd. 7.50% 20253	625	640
First Quantum Minerals Ltd. 6.875% 20263	800	812
Hexion Inc. 7.875% 20273	2,100	2,189
LSB Industries, Inc. 9.625% 20233	930	958
Nova Chemicals Corp. 5.25% 20273	2,050	2,110
Sherwin-Williams Co. 3.80% 2049	868	886
TPC Group Inc. 10.50% 20243	1,044	1,054
Tronox Ltd. 6.50% 20263	1,100	1,136
Warrior Met Coal, Inc. 8.00% 20243	411	418
Westlake Chemical Corp. 5.00% 2046	1,095	1,172
Westlake Chemical Corp. 4.375% 2047	230	233
		24,122
Consumer discretionary 2.09%
Home Depot, Inc. 2.95% 2029	1,435	1,493
Lowe’s Cos., Inc. 4.05% 2047	533	575
Lowe’s Cos., Inc. 4.55% 2049	1,967	2,319
Melco International Development Ltd. 5.375% 20293	305	313
MGM Resorts International 5.50% 2027	1,130	1,256
Neiman Marcus Group Ltd. LLC 8.75% 20243	1,300	429
Neiman Marcus Group Ltd. LLC 14.00% 2024 (42.86% PIK)3,4	816	424
Panther BF Aggregator 2, LP 6.25% 20263	165	178
Party City Holdings Inc. 6.625% 20263	560	396
PetSmart, Inc. 7.125% 20233	1,325	1,302
PetSmart, Inc. 8.875% 20253	825	817
S.A.C.I. Falabella 3.75% 20273	1,885	1,926
S.A.C.I. Falabella 3.75% 20273	400	409
Sands China Ltd. 4.60% 2023	2,020	2,136
Sands China Ltd. 5.40% 2028	3,500	3,955
Scientific Games Corp. 8.25% 20263	2,795	3,087
		21,015
Utilities 1.90%
Edison International 3.125% 2022	2,800	2,844
Edison International 3.55% 2024	2,200	2,254
Edison International 5.75% 2027	1,014	1,139
Edison International 4.125% 2028	1,186	1,217
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)5	475	538

American Funds Strategic Bond Fund — Page 4 of 11

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Enel Finance International SA 3.50% 20283	$1,690	$1,730
Florida Power & Light Co. 3.15% 2049	850	859
Pacific Gas and Electric Co. 4.25% 20233,9	186	191
Pacific Gas and Electric Co. 3.50% 20259	114	114
Pacific Gas and Electric Co. 2.95% 20269	254	255
Pacific Gas and Electric Co. 3.30% 20279	304	305
Pacific Gas and Electric Co. 3.30% 20279	144	144
Pacific Gas and Electric Co. 4.65% 20283,9	141	146
Pacific Gas and Electric Co. 6.05% 20349	2,000	2,099
SCANA Corp. 4.75% 2021	816	834
SCANA Corp. 4.125% 2022	685	704
Southern California Edison Co. 2.85% 2029	850	850
Southern California Edison Co. 4.125% 2048	942	1,005
Southern California Edison Co., Series C, 3.60% 2045	1,009	997
Talen Energy Corp. 7.25% 20273	845	891
		19,116
Communication services 1.36%
AT&T Inc. 4.35% 2029	1,250	1,390
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 20303	2,200	2,248
Frontier Communications Corp. 8.00% 20273	1,890	1,979
Level 3 Communications, Inc. 3.875% 20293	2,400	2,423
Netflix, Inc. 4.875% 20303	4,363	4,439
Sprint Corp. 6.875% 2028	1,100	1,187
		13,666
Real estate 0.64%
Equinix, Inc. 2.625% 2024	2,226	2,235
Equinix, Inc. 2.90% 2026	883	886
Equinix, Inc. 3.20% 2029	798	802
Gaming and Leisure Properties, Inc. 3.35% 2024	421	431
Gaming and Leisure Properties, Inc. 4.00% 2030	2,000	2,046
		6,400
Total corporate bonds & notes		296,352
Bonds & notes of governments & government agencies outside the U.S. 3.42%
Argentine Republic 6.875% 2048	3,650	1,760
Brazil (Federative Republic of) 6.00% 20502	BRL3,325	1,190
Brazil (Federative Republic of) 6.00% 20552	7,281	2,666
Greece (Hellenic Republic of) 3.45% 2024	€1,220	1,537
Greece (Hellenic Republic of) 3.375% 2025	1,480	1,890
Honduras (Republic of) 8.75% 2020	$2,529	2,669
India (Republic of) 7.61% 2030	INR367,000	5,386
India (Republic of) 7.88% 2030	333,000	4,982
Japan, Series 20, 0.10% 20252	¥510,000	4,781
Romania 3.50% 2034	€995	1,259
United Kingdom 0.125% 20412	£2,458	5,036
Uruguay (Oriental Republic of) 8.50% 2028	UYU48,975	1,126
		34,282

American Funds Strategic Bond Fund — Page 5 of 11

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations 1.86% Commercial mortgage-backed securities 1.52%	Principal amount (000)	Value (000)
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class B, 4.242% 20497,10	$4,000	$4,255
Commercial Mortgage Trust, Series 2014-UBS2, Class AM, 4.048% 204710	1,502	1,580
GS Mortgage Securities Corp. II, Series 2014-GC18, Class B, 4.885% 20477,10	3,000	3,124
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class B, 4.622% 20497,10	2,000	2,158
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, 4.534% 20587,10	4,000	4,213
		15,330
Collateralized mortgage-backed obligations (privately originated) 0.34%
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 20593,7,10	2,022	2,029
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 20593,7,10	1,345	1,358
		3,387
Total mortgage-backed obligations		18,717
Municipals 1.55% Illinois 0.90%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	2,330	2,536
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	45	50
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	760	868
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2017-A, 7.00% 20463	1,780	2,267
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2016-A, 7.00% 2044	100	122
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	1,970	2,125
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Capital Appreciation Bonds, Series 2017-B, Assured Guaranty Municipal insured, 0% 2056	4,000	1,066
		9,034
South Carolina 0.37%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	2,085	2,350
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	1,200	1,379
		3,729
Puerto Rico 0.15%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 5.35% 2027	1,550	1,515
New Jersey 0.13%
Econ. Dev. Auth., State Pension Funding Bonds, Series 1997-A, National insured, 7.425% 2029	987	1,238
Total municipals		15,516
Asset-backed obligations 0.66%
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 20303,10	3,940	4,138
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 20393,10	2,563	2,528
		6,666
Total bonds, notes & other debt instruments (cost: $931,608,000)		945,757
Preferred securities 0.02% Consumer discretionary 0.02%	Shares
Neiman Marcus Group, Inc., preferred shares3,11	264,634	234
Total preferred securities (cost: $132,000)		234

American Funds Strategic Bond Fund — Page 6 of 11

Short-term securities 5.03% Money market investments 4.40%	Shares	Value (000)
Capital Group Central Cash Fund 1.73%12	442,144	$44,215
Other short-term securities 0.63%	Principal amount (000)
Nigerian Treasury Bills 12.14% due 2/27/2020	NGN2,311,000	6,275
Total short-term securities (cost: $50,135,000)		50,490
Total investment securities 99.26% (cost: $981,875,000)		996,481
Other assets less liabilities 0.74%		7,422
Net assets 100.00%		$1,003,903

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount13 (000)	Value at 12/31/201914 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
30 Day Federal Funds Futures	Long	636	January 2020	$265,021	$260,907	$(167)
90 Day Euro Dollar Futures	Long	1,709	March 2021	427,250	420,585	(250)
2 Year U.S. Treasury Note Futures	Short	4	April 2020	(800)	(862)	1
5 Year Euro-Bobl Futures	Long	449	March 2020	€44,900	67,302	(173)
5 Year U.S. Treasury Note Futures	Long	2,026	April 2020	$202,600	240,303	(833)
10 Year Euro-Bund Futures	Long	102	March 2020	€10,200	19,506	(180)
10 Year Ultra U.S. Treasury Note Futures	Long	233	March 2020	$23,300	32,784	(394)
10 Year U.S. Treasury Note Futures	Short	4	March 2020	(400)	(514)	4
20 Year U.S. Treasury Bond Futures	Short	122	March 2020	(12,200)	(19,021)	464
30 Year Euro-Buxl Futures	Long	86	March 2020	€8,600	19,137	(533)
30 Year Ultra U.S. Treasury Bond Futures	Short	128	March 2020	$(12,800)	(23,252)	586
						$(1,475)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2019 (000)
Purchases (000)	Sales (000)
JPY789,185	USD7,288	UBS AG	1/6/2020	$(22)
USD5,888	MXN115,000	Goldman Sachs	1/6/2020	(190)
MXN40,000	USD2,049	Barclays Bank PLC	1/7/2020	65
CAD2,948	USD2,218	HSBC Bank	1/7/2020	52
USD2,112	MXN40,000	Goldman Sachs	1/7/2020	(2)
COP21,289,000	USD6,162	Citibank	1/9/2020	311
USD7,931	KRW9,269,600	Citibank	1/9/2020	(86)
USD9,974	INR720,000	Standard Chartered Bank	1/9/2020	(104)
USD3,824	BRL16,130	JPMorgan Chase	1/9/2020	(184)
USD1,332	EUR1,200	HSBC Bank	1/13/2020	(15)
USD1,245	CAD1,648	JPMorgan Chase	1/13/2020	(24)
USD3,112	SGD4,230	Standard Chartered Bank	1/13/2020	(33)
USD1,916	MXN37,010	Barclays Bank PLC	1/13/2020	(38)
USD2,633	SEK25,000	UBS AG	1/13/2020	(38)
NZD7,470	USD4,890	Citibank	1/14/2020	140
USD2,053	JPY222,261	Bank of New York Mellon	1/14/2020	6

American Funds Strategic Bond Fund — Page 7 of 11

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2019 (000)
Purchases (000)	Sales (000)
USD5,006	NZD7,470	Goldman Sachs	1/14/2020	$(24)
USD7,832	MXN148,500	Goldman Sachs	1/15/2020	(5)
USD987	CAD1,300	Bank of America	1/15/2020	(14)
USD2,928	MXN56,200	Citibank	1/15/2020	(38)
JPY1,488,000	USD13,749	Goldman Sachs	1/15/2020	(42)
GBP6,650	USD8,712	Barclays Bank PLC	1/16/2020	100
USD10,026	GBP7,500	Goldman Sachs	1/16/2020	86
JPY1,177,000	USD10,818	Citibank	1/16/2020	25
USD3,897	GBP2,960	HSBC Bank	1/16/2020	(25)
AUD3,825	USD2,636	Citibank	1/17/2020	50
EUR5,150	MXN110,000	Goldman Sachs	1/17/2020	(20)
EUR12,830	USD14,352	Goldman Sachs	1/23/2020	60
USD802	SEK7,500	Goldman Sachs	1/23/2020	1
USD1,265	SGD1,715	Goldman Sachs	1/23/2020	(10)
AUD7,900	USD5,422	Citibank	1/24/2020	125
EUR18,683	USD20,838	UBS AG	1/27/2020	155
USD35,593	EUR31,915	JPMorgan Chase	1/27/2020	(268)
				$(6)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
2.296%	U.S. EFFR	1/29/2020	$3,087,100	$1,782	$—	$1,782
1.555%	U.S. EFFR	1/29/2020	3,346,700	7	—	7
1.5365%	U.S. EFFR	1/29/2020	2,208,500	(27)	—	(27)
1.535%	U.S. EFFR	1/29/2020	2,317,000	(31)	—	(31)
1.538%	U.S. EFFR	1/29/2020	3,276,200	(36)	—	(36)
U.S. EFFR	1.7885%	1/29/2020	3,465,600	(635)	—	(635)
1.997%	U.S. EFFR	2/13/2020	100	—15	—	—15
1.531%	U.S. EFFR	3/18/2020	1,247,600	(56)	—	(56)
1.5305%	U.S. EFFR	3/18/2020	2,891,900	(131)	—	(131)
1.5435%	U.S. EFFR	4/29/2020	4,112,000	(46)	—	(46)
1.535%	U.S. EFFR	4/29/2020	2,791,400	(59)	—	(59)
2.284%	U.S. EFFR	5/31/2020	150,000	280	—	280
3-month USD-LIBOR	2.674%	5/31/2020	150,000	(505)	—	(505)
2.3355%	U.S. EFFR	1/7/2021	59,116	492	—	492
2.094%	U.S. EFFR	2/13/2021	85,300	523	—	523
3-month USD-LIBOR	2.465%	2/13/2021	86,100	(681)	—	(681)
2.1125%	U.S. EFFR	3/28/2021	92,400	627	—	627
2.19875%	U.S. EFFR	5/7/2021	94,400	815	—	815
1.7775%	3-month USD-LIBOR	6/21/2021	271,900	250	—	250
1.4025%	U.S. EFFR	11/7/2021	118,875	(91)	—	(91)
1.433%	U.S. EFFR	12/16/2021	199,500	(31)	—	(31)
8.54%	28-day MXN-TIIE	1/6/2022	MXN202,228	381	—	381
8.44%	28-day MXN-TIIE	1/7/2022	227,772	407	—	407
1.63%	U.S. EFFR	2/22/2022	$32,700	110	—	110

American Funds Strategic Bond Fund — Page 8 of 11

Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
2.197%	U.S. EFFR	4/18/2022	$91,900	$1,489	$—	$1,489
6.99%	28-day MXN-TIIE	6/17/2022	MXN130,000	60	—	60
1.8475%	3-month USD-LIBOR	7/11/2022	$59,600	257	—	257
2.5775%	U.S. EFFR	7/16/2022	228,977	2,656	—	2,656
2.10125%	U.S. EFFR	1/12/2023	36,000	707	—	707
2.045%	3-month USD-LIBOR	3/24/2023	53,800	416	—	416
2.55%	U.S. EFFR	4/26/2023	50,000	1,756	—	1,756
2.5815%	U.S. EFFR	5/25/2023	96,000	3,552	—	3,552
2.437%	U.S. EFFR	5/31/2023	180,000	5,821	—	5,821
1.8875%	3-month USD-LIBOR	6/7/2023	33,600	148	—	148
1.569%	3-month USD-LIBOR	7/6/2023	40,500	(80)	—	(80)
1.615%	3-month USD-LIBOR	8/18/2023	73,000	(76)	—	(76)
3-month USD-LIBOR	3.09009%	10/31/2023	58,020	(3,030)	—	(3,030)
2.42%	3-month USD-LIBOR	11/18/2023	50,000	701	—	701
U.S. EFFR	2.4435%	12/20/2023	14,017	(539)	—	(539)
7.79%	28-day MXN-TIIE	5/31/2024	MXN725,000	1,790	—	1,790
2.524%	3-month USD-LIBOR	4/14/2025	$9,000	342	—	342
3-month USD-LIBOR	1.867%	7/11/2025	84,400	(143)	—	(143)
2.354%	3-month USD-LIBOR	9/25/2025	109,600	3,191	—	3,191
6-month JPY-LIBOR	0.1277%	3/24/2026	¥500,000	(22)	—	(22)
6-month JPY-LIBOR	(0.0823)%	7/11/2026	1,200,000	102	—	102
28-day MXN-TIIE	8.07%	1/1/2027	MXN180,000	(759)	—	(759)
28-day MXN-TIIE	8.135%	1/14/2027	102,000	(452)	—	(452)
28-day MXN-TIIE	7.47%	4/5/2027	60,000	(145)	—	(145)
28-day MXN-TIIE	7.625%	5/20/2027	108,000	(316)	—	(316)
3-month USD-LIBOR	2.388%	10/31/2027	$69,000	(2,903)	—	(2,903)
2.91%	3-month USD-LIBOR	2/1/2028	19,100	863	—	863
2.908%	3-month USD-LIBOR	2/1/2028	19,100	861	—	861
2.925%	3-month USD-LIBOR	2/1/2028	15,300	701	—	701
2.92%	3-month USD-LIBOR	2/2/2028	14,500	661	—	661
28-day MXN-TIIE	8.855%	12/28/2028	MXN126,589	(975)	—	(975)
U.S. EFFR	2.438%	1/11/2029	$77,000	(5,335)	—	(5,335)
3-month USD-LIBOR	2.724%	2/5/2029	69,240	(5,064)	—	(5,064)
3-month USD-LIBOR	2.7435%	2/6/2029	69,235	(5,177)	—	(5,177)
3-month USD-LIBOR	1.995%	7/19/2029	20,200	(212)	—	(212)
3-month USD-LIBOR	1.62105%	8/7/2029	50,000	1,143	—	1,143
1.63521%	3-month USD-LIBOR	8/8/2029	22,810	(493)	—	(493)
3-month USD-LIBOR	2.679%	4/14/2030	4,800	(341)	—	(341)
3-month USD-LIBOR	2.514%	9/25/2030	58,300	(3,118)	—	(3,118)
3-month USD-LIBOR	2.35%	3/24/2031	11,700	(418)	—	(418)
3-month USD-LIBOR	2.22%	6/7/2031	7,300	(166)	—	(166)
3-month USD-LIBOR	1.8929%	7/6/2031	8,700	63	—	63
3-month USD-LIBOR	1.87%	8/18/2031	15,500	152	—	152
3-month USD-LIBOR	2.57%	11/18/2031	11,000	(564)	—	(564)
3-month USD-LIBOR	2.986%	2/1/2038	9,200	(529)	—	(529)
3-month USD-LIBOR	2.9625%	2/1/2038	11,400	(635)	—	(635)
3-month USD-LIBOR	2.963%	2/1/2038	11,500	(641)	—	(641)
3-month USD-LIBOR	2.967%	2/2/2038	8,900	(498)	—	(498)
3.1675%	3-month USD-LIBOR	9/27/2048	29,000	6,966	—	6,966
3-month USD-LIBOR	3.19%	11/29/2048	17,500	(4,315)	—	(4,315)

American Funds Strategic Bond Fund — Page 9 of 11

Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
U.S. EFFR	2.544%	1/24/2049	$5,700	$(897)	$—	$(897)
2.5625%	3-month USD-LIBOR	5/15/2049	32,350	3,454	—	3,454
3-month USD-LIBOR	1.934%	12/12/2049	2,490	91	—	91
3-month USD-LIBOR	1.935%	12/17/2049	14,510	526	—	526
3-month USD-LIBOR	2.007%	12/19/2049	15,300	301	—	301
3-month USD-LIBOR	2.068%	12/24/2049	23,440	133	—	133
3-month USD-LIBOR	2.045%	12/27/2049	14,400	159	—	159
					$—	$4,564

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2019 (000)
CDX.NA.IG.33	1.00%/Quarterly	12/20/2024	$409,715	$(10,622)	$(8,418)	$(2,204)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	104,309	(10,049)	(6,858)	(3,191)
					$(15,276)	$(5,395)

1	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $29,188,000, which represented 2.91% of the net assets of the fund.
2	Index-linked bond whose principal amount moves with a government price index.
3	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $134,928,000, which represented 13.44% of the net assets of the fund.
4	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
5	Step bond; coupon rate may change at a later date.
6	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,759,000, which represented .18% of the net assets of the fund.
7	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
8	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $1,174,000, which represented .12% of the net assets of the fund.
9	Scheduled interest and/or principal payment was not received.
10	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
11	Security did not produce income during the last 12 months.
12	Rate represents the seven-day yield at 12/31/2019.
13	Notional amount is calculated based on the number of contracts and notional contract size.
14	Value is calculated based on the notional amount and current market price.
15	Amount less than one thousand.

American Funds Strategic Bond Fund — Page 10 of 11

Key to abbreviations and symbols
AUD = Australian dollars	KRW = South Korean won
Auth. = Authority	LIBOR = London Interbank Offered Rate
BRL = Brazilian reais	MXN = Mexican pesos
CAD = Canadian dollars	NGN = Nigerian naira
COP = Colombian pesos	NZD = New Zealand dollars
Dev. = Development	Ref. = Refunding
Econ. = Economic	Rev. = Revenue
EFFR = Effective Federal Funds Rate	SEK = Swedish kronor
EUR/€ = Euros	SGD = Singapore dollars
G.O. = General Obligation	SOFR = Secured Overnight Financing Rate
GBP/£ = British pounds	TIIE = Equilibrium Interbank Interest Rate
INR = Indian rupees	USD/$ = U.S. dollars
JPY/¥ = Japanese yen	UYU = Uruguayan pesos

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-112-0220O-S73216	American Funds Strategic Bond Fund — Page 11 of 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Strategic Bond Fund (the “Fund”), as of December 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 12, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS STRATEGIC BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2020